UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 19, 2006

Consolidated Edison, Inc.

(Exact name of registrant as specified in its charter)

New York	1-14514	13-3965100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(212) 460-4600

Consolidated Edison Company of New York, Inc.

(Exact name of registrant as specified in its charter)

New York	1-1217	13-5009340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(212) 460-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01 Entry into a Material Definitive Agreement

Executive Compensation

On January 19, 2006, the salaries of the following officers of Consolidated Edison, Inc. (Con Edison) and Consolidated Edison Company of New York, Inc. (Con Edison of New York) were increased as follows: Eugene R. McGrath, Chairman, to $1,588,000; Kevin Burke, Chief Executive Officer, to $1,000,000; Robert N. Hoglund, Chief Financial Officer, to $535,000 and Charles E. McTiernan, Jr., General Counsel, to $360,000. In addition, the salaries of the following officers were increased as follows: Stephen B. Bram, Con Edison’s Group President – Energy and Communications, to $615,000; Louis Rana, Con Edison of New York’s President, to $594,000; Mary Jane McCartney, Con Edison of New York’s Senior Vice President – Gas, to $353,000; and John D. McMahon, President of Orange and Rockland Utilities, Inc. (O&R), to $665,000.

On January 19, 2006, Messrs. McGrath, Burke, Rana, Hoglund and McTiernan and Ms. McCartney and Joan S. Freilich, Vice Chairman of Con Edison and Con Edison of New York, were awarded $2,250,000, $600,000, $335,000, $265,000, $170,000, $175,000 and $387,000, respectively, pursuant to Con Edison of New York’s 2005 Executive Incentive Plan (EIP). In addition, Mr. Bram was awarded $295,000 pursuant to Con Edison’s Annual Incentive Plan and Mr. McMahon was awarded $391,000 pursuant to O&R’s Annual Team Incentive Plan.

On January 19, 2006, awards were granted under the Con Edison Long Term Incentive Plan (LTIP) as follows: to Mr. McGrath, 80,000 restricted stock units; to Mr. Burke, 35,000 restricted stock units and options covering 280,000 shares; to Ms. Freilich, 8,700 restricted stock units; to Mr. Rana, 6,300 restricted stock units and options covering 50,000 shares; to Mr. Hoglund, 3,000 restricted stock units and options covering 25,000 shares; to Mr. Bram, 10,000 restricted stock units; to Mr. McTiernan, 2,000 restricted stock units and options covering 16,000 shares; to Ms. McCartney, 1,800 restricted stock units and options covering 18,000 shares; and to Mr. McMahon, 7,200 restricted stock units and options covering 57,000 shares.

Each restricted stock unit represents the right to receive, upon vesting, one share of Con Edison common shares, the cash value of a share or a combination thereof. The number of units in each award is subject to adjustment as follows: (i) fifty percent of the units awarded will be multiplied by a factor that may range from 0 to 150 percent based on Con Edison’s total shareholder return relative to the Standard & Poor’s Electric Utilities Index during a three-year performance period; and (ii) fifty percent of the units awarded will be multiplied by a factor that may range from 0 to 150 percent based on determinations made in connection with the EIP (or for Mr. McMahon, the O&R’s Annual Team Incentive Plan; and for Mr. Bram, Con Edison’s Annual Incentive Plan). Units generally vest when the performance period ends.

The stock options granted represent the right, generally for the period from the third through tenth anniversaries of the grant date, to purchase a specified number of Con Edison common shares at an exercise price equal to the fair market value of a common share when the options were granted. Upon exercise of a stock option, the option holder may receive Con Edison common shares, cash, or a combination of both. The exercise price may be adjusted only in the event of a stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of equity securities or other distribution.

The EIP was included as Exhibit 10.1 in the Current Report on Form 8-K, dated December 29, 2005. O&R’s Annual Team Incentive Plan policy was included as Exhibit 10.3 in the Annual Report on Form 10-K for the year ended December 31, 2003. Con Edison’s Annual Incentive Plan was included as Exhibit 10.1.11 in the Annual Report on Form 10-K for the year ended December 31, 2003. The LTIP was included as Exhibit 10.1.1 in the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003 and the forms of the restricted stock unit and stock option agreements used for the awards under the LTIP were included as Exhibits 10.2 and 10.3, respectively, in the Current Report on Form 8-K, dated January 24, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC.

CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

By	/S/ Edward J. Rasmussen
Edward J. Rasmussen
Vice President and Controller

DATE: January 25, 2006